Exhibit 10.2

EMPIRE STATE LAND ASSOCIATES L.L.C. and

EMPIRE STATE BUILDING ASSOCIATES L.L.C., collectively, as assignor (Assignor)

to

HSBC BANK USA, NATIONAL ASSOCIATION,

as Agent, as assignee (Assignee)

THIRD AMENDMENT TO ASSIGNMENT

OF LEASES AND RENTS

Dated:	February 26, 2013
Location:	350 Fifth Avenue New York
County:	New York

PREPARED BY AND UPON RECORDATION RETURN TO: Cadwalader, Wickersham & Taft LLP One World Financial Center New York, New York 10281 Attention: Steven M. Herman, Esq.

THIRD AMENDMENT TO ASSIGNMENT OF LEASES AND RENTS

THIS THIRD AMENDMENT TO ASSIGNMENT OF LEASES AND RENTS (this “Amendment”), dated as of February 26, 2013, between EMPIRE STATE LAND ASSOCIATES L.L.C., a New York limited liability company, having its principal place of business at c/o Malkin Holdings LLC, One Grand Central Place, 60 East 42nd Street, New York, New York 10165, Attention: Legal (“ESLA”), and EMPIRE STATE BUILDING ASSOCIATES L.L.C., a New York limited liability company, having its principal place of business at c/o Malkin Holdings LLC, One Grand Central Place, 60 East 42nd Street, New York, New York 10165, Attention: Legal (“ESBA” and together with ESLA, collectively, “Assignor”), and HSBC BANK USA, NATIONAL ASSOCIATION, a bank organized under the laws of the United States of America (“HSBC”), having an address at 452 Fifth Avenue, New York, New York 10018, as agent (“Agent”) for itself in its individual capacity as a lender and other co-lenders that may exist from time to time (together with HSBC in its individual capacity as a lender, collectively “Lenders”), as assignee (“Assignee”).

W I T N E S S E T H

WHEREAS, Assignor, Agent and the Lenders entered into that certain Loan Agreement, dated July 26, 2011, as amended by First Amendment to Loan Agreement, Ratification of Loan Documents and Omnibus Amendment, dated as of November 2, 2011, and as further amended by that certain Second Amendment to Loan Agreement, Ratification of Loan Documents and Omnibus Amendment, dated as of November 23, 2011, and as further amended by that certain Third Amendment to Loan Agreement, Ratification of Loan Documents and Omnibus Amendment, dated as of October 11, 2012 (as amended, the “Loan Agreement”), pursuant to which the Lenders agreed to make a loan to Assignor in an amount up to Three Hundred Million and 00/100 Dollars ($300,000,000) (the “Loan”). Initially capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement; and

WHEREAS, the Initial Advance of the Loan was in an amount equal to One Hundred Fifty-Nine Million and 00/100 Dollars ($159,000,000.00); and

WHEREAS, in connection with the Initial Advance, Assignor entered into that certain Assignment of Leases and Rents in favor of Agent, for the benefit of the Lenders, dated as of July 26, 2011 and recorded on August 9, 2011 in the New York City Register’s Office as CRFN: 2011000xxxxxx (the “Original Assignment of Leases”); and

WHEREAS, Lenders advanced an additional Thirty Million and 00/100 Dollars ($30,000,000.00) to Assignor on April 5, 2012 (the “Second Advance”); and

WHEREAS, in connection with the Second Advance, Assignor and Assignee entered into that certain First Amendment to Assignment of Leases and Rents, dated as of April 5, 2012 and recorded on April 17, 2012 in the New York City Register’s Office as CFRN: 2012000xxxxxx (the “First Amendment”; the Original Assignment of Leases and Rents as amended by the First Amendment is referred to herein as the “Assignment of Leases and Rents”); and

WHEREAS, Lenders advanced an additional Thirty Million and 00/100 Dollars ($30,000,000.00) to Assignor on July 9, 2012 (the “Third Advance”); and

WHEREAS, in connection with the Third Advance, Assignor and Assignee entered into that certain Second Amendment to Assignment of Leases and Rents, dated as of July 9, 2012 and recorded on July 25, 2012 in the New York City Register’s Office as CFRN: 2012000xxxxxx (the “Second Amendment”; the Original Assignment of Leases and Rents as amended by the First Amendment and the Second Amendment is referred to herein as the “Assignment of Leases and Rents”); and

WHEREAS, of even date herewith, Assignor has requested and the Lenders have agreed to fund an additional Advance of the Loan in the amount of $50,000,000.00 (the “Fourth Advance”); and

WHEREAS, in connection with such Fourth Advance, the parties hereto have agreed to further amend the Assignment of Leases to, among other things, increase the amount secured thereby to reflect the Fourth Advance.

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements herein contained, the parties hereto covenant and agree that the Assignment of Leases is amended as follows:

1. Assignor and Assignee hereby confirm that the Assignment of Leases secures a Loan with an outstanding balance equal to $269,000,000.00 (which represents the Initial Advance plus the Second Advance plus the Third Advance plus the Fourth Advance).

2. Assignor hereby confirms that each of the representations and warranties of Assignor contained in the Assignment of Leases are true, complete and correct in all material respects on the date hereof and Assignor hereby re-makes each of such representations and warranties on the date hereof. To the extent that any or all of such representations and warranties were made in the Assignment of Leases to Assignor’s knowledge, the same are made herein to Assignor’s knowledge as of the date hereof.

3. Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Assignment of Leases are hereby ratified, confirmed, and reaffirmed by Assignor and shall be and remain in full force and effect.

4. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument and shall become effective when copies hereof, when taken together, bear the signatures of each of the parties hereto and it shall not be necessary in making proof of this instrument to produce or account for more than one of such fully executed counterparts.

5. This Amendment shall be governed by and construed in accordance with the laws of the State of New York pursuant to Section 5-1401 of the General Obligations Law without regard to its principles of conflicts of laws.

6. This Amendment shall inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Amendment as of the date first above written.

ASSIGNOR:

EMPIRE STATE LAND ASSOCIATES L.L.C.

By:	Empire State Building Associates L.L.C., its Sole Member

	By:	/s/ Peter L. Malkin
Peter L. Malkin, Member

	By:	/s/ Anthony E. Malkin
Anthony E. Malkin, Member

	By:	/s/ Thomas N. Keltner
Thomas N. Keltner, Jr., Member

EMPIRE STATE BUILDING ASSOCIATES L.L.C.

By:	/s/ Peter L. Malkin
Peter L. Malkin, Member

By:	/s/ Anthony E. Malkin
Anthony E. Malkin, Member

By:	/s/ Thomas N. Keltner
Thomas N. Keltner, Jr., Member

ASSIGNEE:

HSBC BANK USA, NATIONAL ASSOCIATION, as Agent

By:	/s/ Robert D Gominiak
Name: Robert D Gominiak
Title: Vice President

COUNTY OF NEW YORK	)
	) ss:	)
STATE OF NEW YORK	)

On February        20    , 2013, before me, the undersigned, personally appeared Peter L. Malkin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Irene Profetto
Notary Public

COUNTY OF NEW YORK	)
) ss:
STATE OF NEW YORK	)

On February        20    , 2013, before me, the undersigned, personally appeared Anthony E. Malkin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Irene Profetto
Notary Public

COUNTY OF NEW YORK	)
) ss:
STATE OF NEW YORK	)

On February        20    , 2013, before me, the undersigned, personally appeared Thomas N. Keltner, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Irene Profetto
Notary Public

COUNTY OF NEW YORK	)
) ss:
STATE OF NEW YORK	)

On February        20    , 2013, before me, the undersigned, personally appeared _Robert D. Gominiak_, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise L. Watson
Notary Public